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                               The Sentinel Funds

                                Supplement dated February 1, 2006 to the
                                      Prospectus dated March 4, 2005 as
                                      supplemented on December 19, 2005 and
                                      December 30, 2005

The Annual Fund Operating Expenses and Example tables for the High Yield Bond and Small Company Funds on pages 29-31 are deleted and replaced with the following:

     FUND/CLASS                MANAGEMENT    12B-1 FEE                 OTHER EXPENSES
                                 FEE(1)

                                                          ACCOUNTING AND                         TOTAL
                                                         ADMINISTRATIVE             TOTAL OTHER  ANNUAL
                                                              COSTS        OTHER     EXPENSES   EXPENSES

     High Yield Bond              0.70%(2)      0.20%         0.03%        0.20%      0.23%    1.13%(2)
        Class A                   0.70%(2)      1.00%         0.03%        0.32%      0.35%    2.05%(2)
        Class B                   0.70%(2)      1.00%         0.03%        0.37%      0.40%    2.10%(2)
        Class C
     Small Company                0.62%(2)      0.30%         0.03%        0.21%      0.24%    1.16%(2)
        Class A                   0.62%(2)      1.00%         0.03%        0.43%      0.46%    2.08%(2)
        Class B                   0.62%(2)      1.00%         0.03%        0.32%      0.35%    1.97%(2)
        Class C

  (T) Each Fund pays an advisory fee at the rate of 0.70% per annum on the first $500 million of the Fund's average daily net assets; 0.65% per annum on the next $300 million of such assets; 0.60% per annum on the next $200 million of such assets; 0.50% per annum on the next $1 billion of such assets; and 0.40% of such assets over $2 billion.
  (2) Management Fees and Total Annual Fund Operating Expenses based on the Funds' 2004 fiscal year have been restated as if the advisory fee schedule effective February 1, 2006 had been in place on December 1, 2003.

     FUND/CLASS                            1 YEAR          3 YEARS         5 YEARS          10 YEARS
     ----------                            ------          -------         -------          --------
     High Yield Bond(1)                       511              745             997             1,720
        Class A                               608              943           1,303             1,925
        Class B (if you redeem)               208              643           1,103             1,925
        Class B (if you do not redeem)        313              658           1,129             2,431
        Class C (if you redeem)               213              658           1,129             2,431
        Class C (if you do not redeem)
     Small Company(1)                         612              850           1,106             1,839
        Class A                               611              952           1,319             1,958
        Class B (if you redeem)               211              652           1,119             1,958
        Class B (if you do not redeem)        300              618           1,062             2,296
        Class C (if you redeem)               200              618           1,062             2,296
        Class C (if you do not redeem)

  (1) The Examples are based on each Fund's 2004 fiscal year restated as if the advisory fee schedule effective February 1, 2006 had been in place on December 1, 2003.

The following is added under "Who Manages the Funds?" on page 50:

     The High Yield Bond and Small Company Funds' advisory agreements were amended effective February 1, 2006. If the amended agreements had been in place during the fiscal year ended November 30, 2004, the Funds would have paid Sentinel the following fees:

     High Yield Bond Fund ........................................0.70%
     Small Company Fund...........................................0.62%



Paragraph 2., Domestic and Foreign Lower-Rated Debt Securities, for the Capital Markets Income Fund on page 5 of the Prospectus, is replaced by the following:

2. Domestic and Foreign Lower-rated Debt Securities. The Fund may invest in bonds rated below investment grade -- that is, rated below BBB by Standard and Poor's or below Baa by Moody's, or which are unrated but considered to be of comparable credit quality. These bonds are sometimes called "junk bonds". It may purchase bonds in the lowest rating categories (C for Moody's and D for Standard and Poor's) and comparable unrated securities. However, it will only purchase securities rated B3 or lower by Moody's or lower than B- by Standard and Poor's if Evergreen believes the quality of the bonds is higher than indicated by the rating. The Fund limits its investments in this asset class to no more than 35% of its assets.